UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2015

Date of reporting period :	June 1, 2014 — May 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Dynamic Asset Allocation Equity Fund

Annual report
5 | 31 | 15

A world of investing.®

Putnam INVESTMENTS

ASSET ALLOCATION FUNDS invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Asset Allocation
Equity Fund

Annual report
5 | 31 | 15

Message from the Trustees	1
Performance snapshot	2
Interview with your fund’s portfolio manager	3
Your fund’s performance	8
Your fund’s expenses	11
Terms and definitions	13
Other information for shareholders	14
Important notice regarding Putnam’s privacy policy	15
Financial statements	16
Federal tax information	62
About the Trustees	63
Officers	65

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Investors today are weighing multiple factors, including the anticipated first interest-rate increase by the U.S. Federal Reserve in nine years and mixed economic data.

Some market participants believe a potential pullback in the economy could be in store for the United States, as recent economic data indicate a slowdown. Many others, however, believe the slight contraction in gross domestic product in the first quarter may be similar to the winter weather downturn in 2014. Meanwhile, Europe has shown some early signs of recovery in the areas of both growth and inflation, despite ongoing concerns about Greece’s fiscal situation.

For the past seven years, the Fed has undertaken unprecedented measures to stimulate the economy through bond buying and interest-rate cuts. Now, the Fed is planning to raise interest rates, likely by the end of the year. While negative for bonds, a gradual rise in interest rates could potentially be positive for stocks, indicating economic growth and possibilities for higher corporate profits.

International markets, some of which have delivered solid returns in the first several months of 2015, would also be affected by higher interest rates in the United States. You will find in the following pages an update on your fund’s performance as well as a market outlook from your fund’s portfolio manager.

During a time of shifting market environments, it is important for you to consult with your financial advisor to ensure that your portfolio matches your tolerance for risk and investment goals and to make any necessary adjustments.

Putnam’s professional managers pursue consistent strategies and have experience navigating changing market conditions. They, and we, share a deep conviction that an active approach based on fundamental research can play a valuable role in your portfolio.

As always, thank you for investing with Putnam. We would also like to extend our thanks to Charles Curtis, who has retired from the Board of Trustees, for his many years of dedicated service.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

July 14, 2015

Performance
snapshot

Annualized total return (%) comparison as of 5/31/15

The fund — class A shares before sales charge
Putnam Dynamic Asset Allocation Equity Fund
Fund's primary benchmark
Russell 3000 Index
Fund's secondary benchmark
Putnam Equity Blended Index*
Fund's Lipper peer group average
Multi-Cap Core Funds
17.80
18.86
17.42
17.62
15.11
16.54
14.61
14.81
19.91
19.92
18.33
19.15
11.69
11.86
8.80
9.75
LIFE OF FUND
(since 1/23/09)
5 YEARS
3 YEARS
1 YEAR

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3 and 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

*Putnam Equity Blended Index is administered by Putnam Management and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

2     Dynamic Asset Allocation Equity Fund

Interview with your fund’s portfolio manager

Robert J. Kea, CFA

Equities produced solid gains for the 12-month reporting period ended May 31, 2015. How did the fund perform during this period?

It was generally constructive for global equities during the annual period, but the overall performance of the asset class was led primarily by the strength of U.S. stocks. The domestic equity markets fared much better than their counterparts in the developed and emerging markets, where slow or slowing economic growth constrained much of the forward momentum in stock prices, particularly in U.S. dollar terms. For most of the period, the U.S. dollar strengthened considerably against other major currencies, which had the effect of dampening the growth of many international stock prices in dollar terms. A stronger dollar also had some negative effects on large U.S. multinational companies whose overseas revenues lost value.

Overall for the 12-month reporting period, U.S. stocks generated double-digit returns, while international developed and emerging-market stock prices were essentially flat. During the period, Putnam Dynamic Asset Allocation Equity Fund returned 11.69%, excluding sales charges, compared with the 8.80% return of its custom equity blended benchmark. The fund underperformed its primary benchmark, the Russell 3000 Index, which reported an 11.86% return for the 12-month reporting period.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 5/31/15. See pages 2 and 8–10 for additional fund performance information. Index descriptions can be found on page 13.

Dynamic Asset Allocation Equity Fund     3

What was the investment environment like during the reporting period?

In the United States, major equity indexes achieved new record highs during the second half of 2014, as investors bid up stock prices on encouraging economic indicators and solid corporate earnings. Significant rollbacks in oil prices during the closing months of 2014 — the result of unrestrained supply growth and shrinking global energy demand — also helped stir investors’ enthusiasm, especially around consumer-oriented stocks. But for the energy sector worldwide, falling oil prices and their dampening effect on top-line revenue growth were not good news. Even so, during the second half of 2014, U.S. gross domestic product [GDP], a broad measure of overall economic activity, posted solid growth in the range of 2.0% to 2.5% on an annualized basis.

Market enthusiasm soon waned, however. A severe winter in the Northeast and a protracted labor dispute at major West Coast ports, among other factors, combined to stall the early-in-the-period economic momentum in the United States. When first-quarter 2015 GDP numbers were printed later in the period, growth had not only stalled but had actually fallen back into negative territory. Less encouraging economic data helped to support conjecture that the U.S. Federal Reserve might continue to delay its plans to increase short-term interest rates, but at the same time slowing domestic growth, coupled with relatively high equity valuations, were worrisome to many investors. Thus, the latter part of the reporting period exhibited a fair amount of volatility in U.S. equity markets.

In other developed nations, the search for solid equity returns proved largely fruitless. Eurozone stocks were hard pressed to find much growth in the ongoing shade of the region’s stubborn economic woes. While the European Central Bank [ECB] did signal its intention to adopt a more aggressive monetary stimulus regime during the

Top 10 holdings

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 5/31/15. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

4     Dynamic Asset Allocation Equity Fund

“The timing of the Fed’s seemingly
inevitable move to raise short-term
interest rates continues to be the
elephant in the room.’ ”

Bob Kea

period, the specter of Greece’s potential sovereign debt default withdrew most of the lift from the ECB’s accommodative policy stance. Japan’s central bank, too, continued its aggressive attempts to snap the country out of its decades-long period of economic deflation.

In the emerging-market economies of Asia and Latin America, once-torrid economic growth continued to slow measurably, and foreign equity investors in those regions were far less active in pursuing potential opportunities. Again, as stated earlier, the gathering strength of the U.S. dollar during most of the period provided another headwind for emerging-market equities.

What factors drove fund results during the 12-months ended May 31, 2015?

An overweight in U.S. equities for most of the period, combined with strong security selection among large-capitalization U.S. stocks, was helpful to the fund’s overall results. We employ a quantitatively driven security selection strategy when picking stocks within the broad U.S. stock market, and that methodology served us well during the past 12 months. We use a similar quantitative strategy in international security selection. During the period, however, we had somewhat weaker security selection among international stocks — in both developed and emerging markets — which weighed a bit on our relative performance versus the custom benchmark. That said, the downside effect of our international exposure was cushioned somewhat by the affirmative steps we took to hedge our local currency risk against the strong U.S. dollar, primarily using derivative instruments such as currency forwards and currency futures.

Portfolio composition comparison

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Dynamic Asset Allocation Equity Fund     5

What is your current thinking about whether the equity market is fully valued?

The recent volatility in the equity market created opportunities to add to positions on the “dips,” meaning to buy more shares after a decline in prices with the expectation that eventually there will be an upswing in the market. With that said, however, we do acknowledge that equity market valuations, particularly in the United States, are higher than normal, and that causes us some level of concern because of the fund’s significant exposure to U.S. stocks.

We spoke earlier about the divergence that is occurring in central bank policies across the globe, with the Fed appearing to be poised to begin a normalization of U.S. interest rates and the central banks in the developed and emerging markets beginning to adopt more accommodative monetary policies to stimulate economic growth. Given these factors — that U.S. equities are perhaps at or near the high point of their valuation ranges and that global monetary policy is in a changing pattern — we have begun a slight shift in our equity strategy to focus a bit more on international stocks than we had in the recent past. At period-end, the portfolio’s allocation to international equities had moved from a slight underweight to a neutral stance. We also are maintaining a neutral positioning with regard to the portfolio’s market-cap allocations among our U.S. holdings.

In short, given that we expect the markets to continue to experience a fair amount of volatility during the summer months of 2015, we have sought to reduce risk in the portfolio by hewing closer to benchmark weightings from an asset allocation viewpoint.

What is your outlook for global equities through the remainder of 2015?

The timing of the Fed’s seemingly inevitable move to raise short-term interest rates continues to be “the elephant in the room.” Opinions may differ as to when the first rate hike will occur, but we believe there is no doubt that it will happen. Our belief is that when the Fed does begin to hike interest rates, it will likely be at a measured pace. If history is any guide, it is also fair to note that rate hikes — especially at the short end of the yield curve — may not necessarily have a profound negative impact on equities in the immediate term. Against that overall backdrop, we remain generally constructive in our top-down outlook for equities.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Bentley University Graduate School of Business and a B.A. from the University of Massachusetts at Amherst. Bob joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

6     Dynamic Asset Allocation Equity Fund

IN THE NEWS

Since 1949, U.S. stocks have experienced 11 bull markets — when equity prices rise above their historical average for a prolonged period. As of mid-May, the current bull market has charged ahead for 74 months, the third-longest-running bull market behind the 1990–2000 bull, which lasted for 113 months, and the bull of 1949–1956, which delivered returns for 86 consecutive months, according to a recent report from S&P Capital IQ. The current bull’s duration is tied with the bull of 1974–1980. The remaining seven bull markets each lasted from 26 to 60 months, the report states. The current bull market hit its first all-time high on March 28, 2013, a full 49 months after its start, compared with the average of 29 months for all 11 bull markets since 1949. The three bull stretches of 1966–1968, 1982–1987, and 1990–2000 each reached its first new record high less than ten months after it began, according to the report.

Dynamic Asset Allocation Equity Fund     7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/15

	Class A		Class Y
(inception dates)	(1/23/09)		(1/23/09)
	Before sales charge	After sales charge	Net asset value
Life of fund	183.36%	167.07%	183.26%
Annual average	17.80	16.71	17.79
5 years	102.07	90.45	102.00
Annual average	15.11	13.75	15.10
3 years	72.40	62.49	72.36
Annual average	19.91	17.56	19.90
1 year	11.69	5.27	11.59

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge, levied at the time of purchase. Class Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

8     Dynamic Asset Allocation Equity Fund

Comparative index returns For periods ended 5/31/15

	Russell 3000 Index	Putnam Equity Blended Index†	Lipper Multi-Cap Core Funds category average*
Life of fund	199.97%	177.61%	182.71%
Annual average	18.86	17.42	17.62
5 years	115.01	97.73	100.23
Annual average	16.54	14.61	14.81
3 years	72.47	65.69	69.55
Annual average	19.92	18.33	19.15
1 year	11.86	8.80	9.75

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 5/31/15, there were 758, 668, 571, and 512 funds, respectively, in this Lipper category.

†Putnam Equity Blended Index is administered by Putnam Management and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

Change in the value of a $10,000 investmentb ($9,425 after sales charge)

Cumulative total return from 1/23/09 to 5/31/15

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class Y shares would have been valued at $28,326.

Dynamic Asset Allocation Equity Fund     9

Fund price and distribution information For the 12-month period ended 5/31/15

Distributions	Class A		Class Y
Number	1		1
Income	$0.204		$0.204
Capital gains
Long-term gains	1.487		1.487
Short-term gains	0.589		0.589
Total	$2.280		$2.280
Share value	Before sales charge	After sales charge	Net asset value
5/31/14	$13.08	$13.88	$13.09
5/31/15	12.19	12.93	12.19

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/15

	Class A		Class Y
(inception dates)	(1/23/09)		(1/23/09)
	Before sales charge	After sales charge	Net asset value
Life of fund	177.55%	161.59%	177.45%
Annual average	17.18	16.11	17.18
5 years	107.09	95.18	107.01
Annual average	15.67	14.31	15.66
3 years	62.44	53.10	62.40
Annual average	17.55	15.25	17.54
1 year	7.27	1.10	7.17

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

10     Dynamic Asset Allocation Equity Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class Y
Net expenses for the fiscal year ended 5/31/14*	1.34%‡	1.09%
Total annual operating expenses for the fiscal year ended 5/31/14	1.91%‡	1.66%
Annualized expense ratio for the six-month period ended 5/31/15†	1.03%	1.03%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit expenses through 9/30/15.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡Includes 0.25% distribution and service fee (12b-1) plan. Currently no payments under the fund’s 12b-1 plan have been authorized by the Trustees.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from December 1, 2014, to May 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class Y
Expenses paid per $1,000*†	$5.28	$5.28
Ending value (after expenses)	$1,055.60	$1,055.40

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Equity Fund     11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2015, use the following calculation method. To find the value of your investment on December 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class Y
Expenses paid per $1,000*†	$5.19	$5.19
Ending value (after expenses)	$1,019.80	$1,019.80

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12     Dynamic Asset Allocation Equity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

MSCI Emerging Markets Index (GD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Putnam Equity Blended Index is an unmanaged index representing global stock market performance, and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Dynamic Asset Allocation Equity Fund     13

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2015, Putnam employees had approximately $504,000,000 and the Trustees had approximately $143,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14     Dynamic Asset Allocation Equity Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Dynamic Asset Allocation Equity Fund     15

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16     Dynamic Asset Allocation Equity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Dynamic Asset Allocation Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Dynamic Asset Allocation Equity Fund (the “fund”) at May 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 2015 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 14, 2015

Dynamic Asset Allocation Equity Fund     17

The fund’s portfolio 5/31/15

COMMON STOCKS (94.9%)*	Shares	Value
Advertising and marketing services (0.1%)
Lions Gate Entertainment Corp.	536	$17,736
Publicis Groupe SA (France)	510	40,783
		58,519
Aerospace and defense (2.7%)
Airbus Group NV (France)	300	20,428
BAE Systems PLC (United Kingdom)	7,116	56,012
General Dynamics Corp.	3,235	453,418
Huntington Ingalls Industries, Inc.	1,005	124,610
Northrop Grumman Corp.	2,287	364,045
Orbital ATK, Inc.	42	3,213
Raytheon Co.	1,037	107,081
Safran SA (France)	1,122	79,372
Spirit AeroSystems Holdings, Inc. Class A †	1,484	81,012
Triumph Group, Inc.	169	11,271
		1,300,462
Agriculture (—%)
Andersons, Inc. (The)	158	7,006
		7,006
Airlines (1.0%)
Air Arabia PJSC (United Arab Emirates) †	38,720	16,867
ANA Holdings, Inc. (Japan)	25,000	68,756
Delta Air Lines, Inc.	512	21,975
Hawaiian Holdings, Inc. †	694	16,809
JetBlue Airways Corp. †	829	16,713
Southwest Airlines Co.	9,515	352,530
		493,650
Automotive (1.6%)
Bayerische Motoren Werke (BMW) AG (Germany)	410	45,346
Dana Holding Corp.	445	9,688
Denso Corp. (Japan)	600	31,286
Dogus Otomotiv Servis ve Ticaret AS (Turkey)	2,138	13,571
Fuji Heavy Industries, Ltd. (Japan)	2,200	82,831
Harley-Davidson, Inc.	2,663	142,444
Lear Corp.	1,141	132,379
Peugeot SA (France) †	2,222	46,368
Remy International, Inc.	198	4,376
Tata Motors, Ltd. (India)	3,864	29,128
Toyota Motor Corp. (Japan)	1,800	124,107
Valeo SA (France)	387	61,780
Visteon Corp. †	122	13,361
		736,665
Banking (8.3%)
Access National Corp.	187	4,026
Australia & New Zealand Banking Group, Ltd. (Australia)	1,410	35,595
Axis Bank, Ltd. (India)	2,695	24,643
Banco Bilbao Vizcaya Argentaria SA (Spain)	3,420	33,779
Banco Latinoamericano de Exportaciones SA Class E (Panama)	429	13,012
Banco Santander SA (Spain)	6,369	45,356
Bank of America Corp.	42,797	706,151

18     Dynamic Asset Allocation Equity Fund

COMMON STOCKS (94.9%)* cont.	Shares	Value
Banking cont.
Bank of China, Ltd. (China)	54,000	$35,828
Bank of New York Mellon Corp. (The)	1,917	83,121
Bank of Yokohama, Ltd. (The) (Japan)	7,000	43,400
Bankia SA (Spain) †	20,036	25,901
Barclays PLC (United Kingdom)	4,824	19,907
BNP Paribas SA (France)	667	40,240
BofI Holding, Inc. †	135	12,712
Cardinal Financial Corp.	358	7,389
China Construction Bank Corp. (China)	62,000	62,283
Citizens & Northern Corp.	224	4,343
Commercial International Bank Egypt SAE GDR (Egypt)	5,661	38,721
Commonwealth Bank of Australia (Australia)	1,812	117,080
Credicorp, Ltd. (Peru)	67	9,456
Credit Agricole SA (France)	4,485	66,967
Credit Suisse Group AG (Switzerland)	828	21,946
Customers Bancorp, Inc. †	561	14,081
DBS Group Holdings, Ltd. (Singapore)	3,100	46,479
Dubai Islamic Bank PJSC (United Arab Emirates) †	24,276	44,877
East West Bancorp, Inc.	137	5,877
Farmers Capital Bank Corp. †	172	4,728
FCB Financial Holdings, Inc. Class A †	406	11,681
Federal Bank, Ltd. (India)	9,210	20,669
Financial Institutions, Inc.	237	5,468
First Community Bancshares, Inc.	231	3,858
First NBC Bank Holding Co. †	289	9,823
FirstMerit Corp.	282	5,538
Flushing Financial Corp.	252	4,884
Gentera SAB de CV (Mexico)	11,969	20,559
Grupo Financiero Banorte SAB de CV (Mexico)	5,310	29,962
Hang Seng Bank, Ltd. (Hong Kong)	3,500	70,154
Hanmi Financial Corp.	486	10,753
Heartland Financial USA, Inc.	155	5,282
Heritage Financial Group, Inc.	246	6,659
Industrial & Commercial Bank of China, Ltd. (China)	50,000	43,522
Itau Unibanco Holding SA ADR (Preference) (Brazil)	1,774	18,982
Joyo Bank, Ltd. (The) (Japan)	7,000	37,754
JPMorgan Chase & Co.	12,231	804,555
King’s Town Bank Co., Ltd. (Taiwan)	33,000	32,310
Lloyds Banking Group PLC (United Kingdom)	80,610	108,136
MainSource Financial Group, Inc.	354	7,087
Meta Financial Group, Inc.	136	5,458
National Australia Bank, Ltd. (Rights) (Australia) F†	110	448
National Australia Bank, Ltd. (Australia)	1,497	39,050
Opus Bank	224	7,076
Pacific Premier Bancorp, Inc. †	237	3,733
PacWest Bancorp	96	4,309
Peoples Bancorp, Inc.	223	5,149
PNC Financial Services Group, Inc.	1,008	96,456

Dynamic Asset Allocation Equity Fund     19

COMMON STOCKS (94.9%)* cont.	Shares	Value
Banking cont.
Popular, Inc. (Puerto Rico) †	187	$6,076
Republic Bancorp, Inc. Class A	141	3,463
Resona Holdings, Inc. (Japan)	13,300	75,886
Skandinaviska Enskilda Banken AB (Sweden)	3,760	46,435
State Street Corp.	6,549	510,364
Swedbank AB Class A (Sweden)	1,812	42,503
Talmer Bancorp, Inc. Class A	435	6,912
UniCredit SpA (Italy)	4,844	33,889
United Community Banks, Inc.	245	4,692
Wells Fargo & Co.	3,388	189,592
Westpac Banking Corp. (Australia)	1,671	42,675
		3,949,700
Basic materials (0.1%)
Sumitomo Metal Mining Co., Ltd. (Japan)	3,000	46,179
U.S. Silica Holdings, Inc.	199	6,139
		52,318
Beverage (1.0%)
Anheuser-Busch InBev NV (Belgium)	551	66,235
Diageo PLC (United Kingdom)	1,264	35,074
Dr. Pepper Snapple Group, Inc.	3,985	305,410
Heineken Holding NV (Netherlands)	668	46,456
SABMiller PLC (United Kingdom)	618	33,003
		486,178
Biotechnology (2.2%)
AMAG Pharmaceuticals, Inc. †	556	38,686
Applied Genetic Technologies Corp. †	187	3,749
Ardelyx, Inc. †	655	7,172
ARIAD Pharmaceuticals, Inc. †	2,001	18,369
Avalanche Biotechnologies, Inc. †	84	3,132
Bluebird Bio, Inc. †	52	10,101
Celgene Corp. †	3,007	344,121
Dyax Corp. †	184	4,847
Dynavax Technologies Corp. †	600	13,662
Emergent BioSolutions, Inc. †	315	10,036
Gilead Sciences, Inc. †	4,708	528,566
Isis Pharmaceuticals, Inc. †	144	9,694
Ligand Pharmaceuticals, Inc. †	47	4,141
Medicines Co. (The) †	193	5,473
Merrimack Pharmaceuticals, Inc. †	583	6,879
Neurocrine Biosciences, Inc. †	126	5,526
OncoMed Pharmaceuticals, Inc. †	121	3,015
Prothena Corp. PLC (Ireland) †	462	18,221
PTC Therapeutics, Inc. †	102	5,925
Puma Biotechnology, Inc. †	22	4,300
Repligen Corp. †	266	10,842
Retrophin, Inc. †	155	4,904
Sage Therapeutics, Inc. †	61	4,567
		1,065,928

20     Dynamic Asset Allocation Equity Fund

COMMON STOCKS (94.9%)* cont.	Shares	Value
Broadcasting (1.8%)
Discovery Communications, Inc. Class A †	14,398	$488,668
ITV PLC (United Kingdom)	18,721	77,914
Liberty Media Corp. Class A †	1,701	65,174
Scripps Networks Interactive Class A	1,107	74,180
Sirius XM Holdings, Inc. †	41,532	160,314
		866,250
Building materials (0.1%)
Geberit International AG (Switzerland)	128	46,033
PGT, Inc. †	1,116	13,347
		59,380
Capital goods (—%)
OM Group, Inc.	216	5,733
Stoneridge, Inc. †	554	6,609
		12,342
Chemicals (2.6%)
Aceto Corp.	170	4,007
AK Holdings, Inc. (South Korea)	158	13,100
BASF SE (Germany)	576	53,267
Cabot Corp.	119	4,935
Cambrex Corp. †	532	21,291
EMS-Chemie Holding AG (Switzerland)	83	35,347
Innophos Holdings, Inc.	140	7,295
Innospec, Inc.	191	8,190
Koppers Holdings, Inc.	578	14,924
Kraton Performance Polymers, Inc. †	175	4,156
LG Chemical, Ltd. (South Korea)	66	14,789
LSB Industries, Inc. †	488	20,755
LyondellBasell Industries NV Class A	5,194	525,112
Minerals Technologies, Inc.	65	4,375
Nippon Paint Holdings Co., Ltd. (Japan)	1,800	55,565
Orion Engineered Carbons SA (Luxembourg)	437	8,806
PolyOne Corp.	164	6,378
Sherwin-Williams Co. (The)	1,214	349,851
Soulbrain Co., Ltd. (South Korea)	496	20,571
Syngenta AG (Switzerland)	129	58,402
		1,231,116
Commercial and consumer services (1.0%)
Adecco SA (Switzerland)	429	34,097
Babcock International Group PLC (United Kingdom)	2,135	36,710
Bunzl PLC (United Kingdom)	1,592	46,134
Bureau Veritas SA (France)	1,143	26,193
CEB, Inc.	63	5,329
Compass Group PLC (United Kingdom)	3,560	62,246
Ctrip.com International, Ltd. ADR (China) †	494	39,456
Deluxe Corp.	326	20,809
Ennis, Inc.	296	4,979
Experian PLC (United Kingdom)	2,005	38,183
Global Cash Access Holdings, Inc. †	721	5,573
Green Dot Corp. Class A †	204	2,989
Horizon Pharma PLC †	172	5,578

Dynamic Asset Allocation Equity Fund     21

COMMON STOCKS (94.9%)* cont.	Shares	Value
Commercial and consumer services cont.
Landauer, Inc.	269	$9,168
LifeLock, Inc. †	330	5,023
Monster Worldwide, Inc. †	2,221	13,481
Net 1 UEPS Technologies, Inc. (South Africa) †	1,726	25,027
Pitney Bowes, Inc.	315	6,883
Qualicorp SA (Brazil)	1,600	9,541
RE/MAX Holdings, Inc. Class A	334	11,172
Securitas AB Class B (Sweden)	3,457	46,950
Sotheby’s Class A	193	8,652
		464,173
Computers (4.8%)
A10 Networks, Inc. †	1,134	6,861
Apigee Corp. †	327	4,594
Apple, Inc.	12,101	1,576,518
Aspen Technology, Inc. †	154	6,591
AVG Technologies NV (Netherlands) †	218	5,345
Blackbaud, Inc.	139	7,125
Brocade Communications Systems, Inc.	1,703	21,058
Constant Contact, Inc. †	146	3,980
Cornerstone OnDemand, Inc. †	151	4,701
Cray, Inc. †	183	5,596
EMC Corp.	11,437	301,251
Fujitsu, Ltd. (Japan)	6,000	33,549
HCL Technologies, Ltd. (India)	1,218	19,274
Ixia †	1,078	13,561
Lexmark International, Inc. Class A	119	5,472
MTS Systems Corp.	63	4,287
Netscout Systems, Inc. †	58	2,325
Nimble Storage, Inc. †	147	3,804
QAD, Inc. Class A	304	7,266
Quantum Corp. †	2,927	5,971
SS&C Technologies Holdings, Inc.	138	8,132
Synchronoss Technologies, Inc. †	145	6,386
VeriFone Systems, Inc. †	245	9,352
Verint Systems, Inc. †	138	8,924
Xerox Corp.	16,351	186,728
		2,258,651
Conglomerates (0.1%)
Exor SpA (Italy)	616	30,661
Siemens AG (Germany)	352	37,029
		67,690
Construction (0.4%)
Chicago Bridge & Iron Co. NV	233	12,643
China Singyes Solar Technologies Holdings, Ltd. (China)	12,000	18,578
Continental Building Products, Inc. †	692	15,432
DMCI Holdings, Inc. (Philippines)	41,100	12,258
IRB Infrastructure Developers, Ltd. (India)	9,714	37,461
Koninklijke Boskalis Westminster NV (Netherlands)	739	36,617
Matrix Service Co. †	514	8,671

22     Dynamic Asset Allocation Equity Fund

COMMON STOCKS (94.9%)* cont.	Shares	Value
Construction cont.
Mota-Engil Africa NV (Angola) †	450	$3,138
Mota-Engil SGPS SA (Portugal) †	5,746	15,398
US Concrete, Inc. †	228	8,616
Wendel SA (France)	326	41,551
		210,363
Consumer (0.7%)
Kimberly-Clark Corp.	2,880	313,517
Swatch Group AG (The) (Switzerland) †	57	22,634
		336,151
Consumer finance (0.4%)
Cardtronics, Inc. †	262	9,563
Chailease Holding Co., Ltd. (Taiwan)	13,500	34,016
Dewan Housing Finance Corp., Ltd. (India)	4,798	33,101
Encore Capital Group, Inc. †	280	11,119
Far East Horizon, Ltd. (China)	24,000	23,307
Federal Agricultural Mortgage Corp. Class C	174	5,493
Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	8,800	46,092
Nelnet, Inc. Class A	291	11,963
PRA Group, Inc. †	149	8,457
		183,111
Consumer goods (0.6%)
Avon Products, Inc.	473	3,179
Colgate-Palmolive Co.	1,245	83,154
Coty, Inc. Class A †	474	11,817
Kao Corp. (Japan)	1,400	63,472
L’Oreal SA (France)	252	47,591
Reckitt Benckiser Group PLC (United Kingdom)	445	40,162
Unilever NV ADR (Netherlands)	1,014	43,244
		292,619
Consumer services (0.5%)
Geo Group, Inc. (The) R	85	3,224
Liberty Interactive Corp. Class A †	3,866	108,132
Liberty Ventures Ser. A †	2,568	106,572
RetailMeNot, Inc. †	572	11,532
Shutterfly, Inc. †	48	2,232
TrueBlue, Inc. †	456	12,987
		244,679
Containers (0.6%)
Crown Holdings, Inc. †	4,753	262,793
		262,793
Distribution (0.1%)
Beacon Roofing Supply, Inc. †	304	9,533
SpartanNash Co.	347	10,847
United Natural Foods, Inc. †	73	4,896
		25,276
Electric utilities (2.5%)
AES Corp.	4,403	59,881
Alliant Energy Corp.	355	21,762
American Electric Power Co., Inc.	5,889	331,492
China Resources Power Holdings Co., Ltd. (China)	12,000	33,345
Enel SpA (Italy)	10,085	48,935

Dynamic Asset Allocation Equity Fund     23

COMMON STOCKS (94.9%)* cont.	Shares	Value
Electric utilities cont.
Enersis SA ADR (Chile)	1,128	$19,187
Entergy Corp.	5,503	420,814
First Gen Corp. (Philippines)	29,900	18,050
Huadian Fuxin Energy Corp, Ltd. (China)	40,000	20,971
Korea Electric Power Corp. (South Korea)	345	14,323
Malakoff Corp. Bhd (Malaysia) †	27,300	13,181
OGE Energy Corp.	496	15,624
Power Assets Holdings, Ltd. (Hong Kong)	4,000	38,287
Red Electrica Corporacion SA (Spain)	966	81,248
Tokyo Electric Power Co., Inc. (Japan) †	11,000	62,614
		1,199,714
Electrical equipment (0.2%)
ABB, Ltd. (Switzerland)	2,285	49,986
Jiangnan Group, Ltd. (China)	72,000	22,279
LS Industrial Systems Co., Ltd. (South Korea)	233	11,141
OSRAM Licht AG (Germany)	627	33,048
		116,454
Electronics (3.2%)
Agilent Technologies, Inc.	4,459	183,666
Avago Technologies, Ltd.	1,629	241,206
Brother Industries, Ltd. (Japan)	2,700	42,138
Casetek Holdings, Ltd. (Taiwan)	3,000	21,041
Cavium, Inc. †	47	3,307
Ceva, Inc. †	419	8,606
Cirrus Logic, Inc. †	176	6,644
DSP Group, Inc. †	924	10,330
EnerSys	249	16,593
Fairchild Semiconductor International, Inc. †	249	4,960
FANUC Corp. (Japan)	400	87,904
Hollysys Automation Technologies, Ltd. (China)	830	21,132
Hoya Corp. (Japan)	2,100	77,186
Infineon Technologies AG (Germany)	3,905	50,909
L-3 Communications Holdings, Inc.	2,284	269,078
Marvell Technology Group, Ltd.	9,187	128,526
Mellanox Technologies, Ltd. (Israel) †	140	7,045
Mentor Graphics Corp.	676	17,650
Microsemi Corp. †	163	5,932
Monolithic Power Systems, Inc.	92	5,023
ON Semiconductor Corp. †	550	7,293
Plexus Corp. †	297	13,508
QLogic Corp. †	1,663	25,810
Qorvo, Inc. †	292	23,988
Samsung Electronics Co., Ltd. (South Korea)	109	128,265
Sanmina Corp. †	281	6,086
Semtech Corp. †	150	3,204
SK Hynix, Inc. (South Korea)	672	30,770
Skyworth Digital Holdings, Ltd. (China)	14,000	13,376
Synaptics, Inc. †	303	30,191

24     Dynamic Asset Allocation Equity Fund

COMMON STOCKS (94.9%)* cont.	Shares	Value
Electronics cont.
Wasion Group Holdings, Ltd. (Hong Kong)	10,000	$15,456
Woodward, Inc.	332	16,912
		1,523,735
Energy (oil field) (1.5%)
Oil States International, Inc. †	751	30,701
Schlumberger, Ltd.	5,819	528,190
Superior Energy Services, Inc.	6,480	149,623
		708,514
Energy (other) (0.2%)
Amec Foster Wheeler PLC (United Kingdom)	2,609	37,882
Canadian Solar, Inc. (Canada) †	340	11,104
Green Plains, Inc.	358	11,764
Pacific Ethanol, Inc. †	672	7,735
REX American Resources Corp. †	162	10,347
		78,832
Engineering and construction (0.3%)
Drake & Scull International PJSC (United Arab Emirates) †	27,950	5,981
KBR, Inc.	5,318	101,840
KEPCO Plant Service & Engineering Co., Ltd. (South Korea)	124	12,024
		119,845
Entertainment (0.4%)
Carmike Cinemas, Inc. †	619	17,227
Eros International PLC †	220	4,389
Live Nation Entertainment, Inc. †	387	11,068
Marriott Vacations Worldwide Corp.	128	11,300
National CineMedia, Inc.	830	13,222
Oriental Land Co., Ltd. (Japan)	500	32,008
Panasonic Corp. (Japan)	5,000	73,303
SeaWorld Entertainment, Inc.	552	11,923
Vail Resorts, Inc.	50	5,187
		179,627
Environmental (0.1%)
MSA Safety, Inc.	95	4,247
Sound Global, Ltd. (China) † F S	25,000	18,776
Tetra Tech, Inc.	610	15,958
		38,981
Financial (2.3%)
Credit Acceptance Corp. †	23	5,300
CTBC Financial Holding Co., Ltd. (Taiwan)	62,072	47,014
Goldman Sachs Group, Inc. (The)	2,325	479,392
HSBC Holdings PLC (United Kingdom)	10,951	104,224
Mitsubishi UFJ Financial Group, Inc. (Japan)	8,800	64,842
Morgan Stanley	6,936	264,955
Moscow Exchange MICEX-RTS OAO (Russia)	12,918	17,683
SBI Holdings, Inc. (Japan)	3,100	44,202
Shriram Transport Finance Co., Ltd. (India)	843	10,841
UBS Group AG (Switzerland)	2,569	55,270
		1,093,723
Food (3.3%)
Bunge, Ltd.	4,735	438,272
Cal-Maine Foods, Inc.	247	14,002

Dynamic Asset Allocation Equity Fund     25

COMMON STOCKS (94.9%)* cont.	Shares	Value
Food cont.
Calbee, Inc. (Japan)	1,000	$38,239
Carrefour SA (France) †	1,350	45,823
Distribuidora Internacional de Alimentacion SA (Spain)	3,413	27,199
DO & CO AG (Turkey)	163	13,744
Farmer Bros Co. †	137	3,363
Gruma SAB de CV Class B (Mexico)	1,897	24,944
JBS SA (Brazil)	5,273	25,816
JG Summit Holdings, Inc. (Philippines)	10,850	16,664
John B. Sanfilippo & Son, Inc.	394	19,940
Mondelez International, Inc. Class A	14,045	584,132
Nestle SA (Switzerland)	2,241	173,824
Pinnacle Foods, Inc.	366	15,427
Sanderson Farms, Inc.	96	7,827
Sao Martinho SA (Brazil)	1,074	12,010
Shoprite Holdings, Ltd. (South Africa)	1,303	17,275
Unilever PLC (United Kingdom)	761	33,579
WH Group, Ltd. 144A (Hong Kong) †	22,000	16,851
X5 Retail Group NV GDR (Russia) †	822	15,988
		1,544,919
Forest products and packaging (0.2%)
Amcor, Ltd. (Australia)	5,070	55,922
Boise Cascade Co. †	184	6,521
Domtar Corp. (Canada)	171	7,391
UPM-Kymmene OYJ (Finland)	2,590	46,452
		116,286
Health-care services (3.4%)
Aetna, Inc.	1,297	153,007
AmerisourceBergen Corp.	4,415	496,952
AmSurg Corp. †	157	10,572
Anthem, Inc.	2,554	428,689
Cardinal Health, Inc.	2,879	253,841
Centene Corp. †	97	7,308
Chemed Corp.	193	23,969
Health Net, Inc. †	940	58,506
HealthEquity, Inc. †	314	8,324
HealthSouth Corp.	280	12,085
Kindred Healthcare, Inc.	317	7,262
Mediclinic International, Ltd. (South Africa)	2,444	21,502
Netcare, Ltd. (South Africa)	8,245	26,416
Omega Healthcare Investors, Inc. R	131	4,720
Press Ganey Holdings, Inc. †	60	1,642
Providence Service Corp. (The) †	186	8,939
Ramsay Health Care, Ltd. (Australia)	796	38,517
Select Medical Holdings Corp.	830	13,571
Threshold Pharmaceuticals, Inc. †	639	2,486
Triple-S Management Corp. Class B (Puerto Rico) †	215	5,160
WellCare Health Plans, Inc. †	123	10,537
		1,594,005

26     Dynamic Asset Allocation Equity Fund

COMMON STOCKS (94.9%)* cont.	Shares	Value
Household furniture and appliances (0.1%)
Conn’s, Inc. †	268	$9,913
Ethan Allen Interiors, Inc.	388	9,739
Haier Electronics Group Co., Ltd. (China)	6,000	18,137
		37,789
Insurance (3.2%)
Ageas (Belgium)	1,307	48,950
AIA Group, Ltd. (Hong Kong)	11,600	76,184
Allianz SE (Germany)	441	69,141
Allied World Assurance Co. Holdings AG	353	14,999
American Equity Investment Life Holding Co.	453	11,511
American International Group, Inc.	314	18,404
Amtrust Financial Services, Inc.	245	14,744
Aon PLC	303	30,670
Aspen Insurance Holdings, Ltd.	532	24,664
Assicurazioni Generali SpA (Italy)	2,872	55,548
AXA SA (France)	1,650	41,526
Axis Capital Holdings, Ltd.	1,076	59,223
BB Seguridade Participacoes SA (Brazil)	2,654	27,779
CNO Financial Group, Inc.	483	8,694
CNP Assurances (France)	3,574	59,096
Employers Holdings, Inc.	635	14,364
Everest Re Group, Ltd.	85	15,428
Federated National Holding Co.	625	16,050
Genworth Financial, Inc. Class A †	24,673	195,904
Hanwha Life Insurance Co., Ltd. (South Korea)	3,181	23,669
HCI Group, Inc.	275	11,888
Heritage Insurance Holdings, Inc. †	634	13,314
Korean Reinsurance Co. (South Korea)	1,236	13,474
Legal & General Group PLC (United Kingdom)	12,486	50,724
Maiden Holdings, Ltd. (Bermuda)	397	5,550
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	146	26,939
Old Mutual PLC (South Africa)	4,568	15,451
Prudential Financial, Inc.	4,825	408,243
Prudential PLC (United Kingdom)	1,581	39,315
Reinsurance Group of America, Inc. Class A	232	21,704
Swiss Life Holding AG (Switzerland)	158	37,909
Symetra Financial Corp.	397	9,711
United Insurance Holdings Corp.	897	12,935
		1,493,705
Investment banking/Brokerage (0.3%)
Ashford, Inc. †	6	579
China Cinda Asset Management Co., Ltd. (China) †	47,000	29,753
Deutsche Bank AG (Germany)	1,076	32,398
Gain Capital Holdings, Inc.	741	6,891
Huatai Securities Co., Ltd. 144A (China) †	3,200	10,235
KCG Holdings, Inc. Class A †	1,043	14,070

Dynamic Asset Allocation Equity Fund     27

COMMON STOCKS (94.9%)* cont.	Shares	Value
Investment banking/Brokerage cont.
NorthStar Asset Management Group, Inc.	2,168	$47,436
Oppenheimer Holdings, Inc. Class A	256	6,641
		148,003
Leisure (0.1%)
Shimano, Inc. (Japan)	300	42,442
Smith & Wesson Holding Corp. †	777	11,430
		53,872
Lodging/Tourism (1.1%)
Grand Korea Leisure Co., Ltd. (South Korea)	508	19,024
Hilton Worldwide Holdings, Inc. †	8,679	251,344
Marcus Corp.	467	9,153
Marriott International, Inc./MD Class A	630	49,134
MGM China Holdings, Ltd. (Hong Kong)	12,800	23,217
Wyndham Worldwide Corp.	1,782	151,310
		503,182
Machinery (1.1%)
Altra Industrial Motion Corp.	379	10,423
Atlas Copco AB Class A (Sweden)	2,421	73,199
Atlas Copco AB Class A (Sweden) †	2,421	1,689
Hyster-Yale Materials Holdings, Inc.	63	4,470
Kadant, Inc.	210	9,891
Middleby Corp. (The) †	49	5,326
Mitsubishi Electric Corp. (Japan)	6,000	81,883
Roper Technologies, Inc.	1,665	291,308
THK Co., Ltd. (Japan)	1,600	38,396
		516,585
Manufacturing (1.0%)
AZZ, Inc.	115	5,512
Chase Corp.	92	3,747
Greenbrier Cos., Inc. (The)	279	16,804
IDEX Corp.	1,194	92,248
Illinois Tool Works, Inc.	1,004	94,205
Ingersoll-Rand PLC	1,613	110,942
Leggett & Platt, Inc.	1,843	87,137
MasTec, Inc. †	679	11,991
Standex International Corp.	100	8,001
Trinity Industries, Inc.	381	11,426
Trinseo SA †	704	20,564
		462,577
Media (0.5%)
Naspers, Ltd. Class N (South Africa)	278	40,861
Viacom, Inc. Class B	3,235	216,357
		257,218
Medical technology (1.3%)
Accuray, Inc. †	586	3,601
Alere, Inc. †	468	24,139
AtriCure, Inc. †	227	5,207
C.R. Bard, Inc.	1,068	181,902
CHC Healthcare Group (Taiwan)	7,000	11,652
Coloplast A/S Class B (Denmark)	967	73,029
Conmed Corp.	197	10,941

28     Dynamic Asset Allocation Equity Fund

COMMON STOCKS (94.9%)* cont.	Shares	Value
Medical technology cont.
Edwards Lifesciences Corp. †	1,456	$190,328
Globus Medical, Inc. Class A †	242	6,277
Greatbatch, Inc. †	295	15,334
Hill-Rom Holdings, Inc.	250	12,890
ICU Medical, Inc. †	215	20,855
Insulet Corp. †	126	3,562
MiMedx Group, Inc. †	535	5,537
OraSure Technologies, Inc. †	925	5,726
RadNet, Inc. †	810	5,273
Rockwell Medical, Inc. †	982	10,871
Sientra, Inc. †	112	2,523
Spectranetics Corp. (The) †	260	6,456
STAAR Surgical Co. †	446	4,166
Steris Corp.	73	4,879
Surgical Care Affiliates, Inc. †	274	10,409
Trinity Biotech PLC ADR (Ireland)	160	2,768
West Pharmaceutical Services, Inc.	257	13,914
		632,239
Metals (0.8%)
Antofagasta PLC (United Kingdom)	2,050	23,374
ArcelorMittal SA (France)	2,591	27,598
BHP Billiton PLC (Australia)	1,419	29,919
BHP Billiton, Ltd. (Australia)	1,732	38,847
Constellium NV Class A (Netherlands) †	672	9,153
Glencore PLC (Rights) (United Kingdom) F	5,990	139
Glencore PLC (United Kingdom)	5,990	26,362
Hindustan Zinc, Ltd. (India)	4,110	10,876
Horsehead Holding Corp. †	984	12,221
Kaiser Aluminum Corp.	210	17,037
L.B. Foster Co. Class A	103	3,929
Mining and Metallurgical Co. GMK Norilsk Nickel OJSC ADR (Russia)	1,057	18,619
NN, Inc.	478	13,026
Rio Tinto PLC (United Kingdom)	739	32,258
Sibanye Gold, Ltd. (South Africa)	9,842	17,253
South32, Ltd. (Australia) †	1,732	2,900
South32, Ltd. (Australia) †	1,419	2,342
ThyssenKrupp AG (Germany)	2,514	66,598
Vale Indonesia Tbk PT (Indonesia)	108,500	25,575
		378,026
Natural gas utilities (0.8%)
Centrica PLC (United Kingdom)	8,628	36,607
ENI SpA (Italy)	2,270	40,863
Tokyo Gas Co., Ltd. (Japan)	12,000	66,092
UGI Corp.	6,086	227,616
		371,178
Office equipment and supplies (0.1%)
Canon, Inc. (Japan)	1,400	48,326
		48,326

Dynamic Asset Allocation Equity Fund     29

COMMON STOCKS (94.9%)* cont.	Shares	Value
Oil and gas (4.8%)
BG Group PLC (United Kingdom)	2,016	$35,034
BP PLC (United Kingdom)	14,087	97,049
Callon Petroleum Co. †	1,681	13,213
CVR Energy, Inc.	826	32,016
Delek US Holdings, Inc.	266	10,071
Diamondback Energy, Inc. †	44	3,424
EP Energy Corp. Class A †	590	7,759
Exxon Mobil Corp.	3,293	280,564
Ezion Holdings, Ltd. (Singapore)	15,300	11,528
Genel Energy PLC (United Kingdom) †	2,389	19,279
Gulfport Energy Corp. †	142	6,129
Marathon Petroleum Corp.	3,548	367,076
Northern Oil and Gas, Inc. †	2,066	14,111
Occidental Petroleum Corp.	7,217	564,297
Royal Dutch Shell PLC Class A (United Kingdom)	2,286	67,887
Royal Dutch Shell PLC Class B (United Kingdom)	2,083	62,829
SM Energy Co.	158	8,267
Statoil ASA (Norway)	2,759	51,763
Stone Energy Corp. †	208	2,825
Total SA (France)	1,498	75,641
Triangle Petroleum Corp. †	1,141	5,853
Unit Corp. †	96	3,027
Valero Energy Corp.	8,636	511,597
W&T Offshore, Inc.	229	1,239
Whiting Petroleum Corp. †	244	8,050
Woodside Petroleum, Ltd. (Australia)	967	26,926
		2,287,454
Pharmaceuticals (6.2%)
AbbVie, Inc.	3,004	200,036
ACADIA Pharmaceuticals, Inc. †	200	8,240
Akorn, Inc. †	78	3,580
Alimera Sciences, Inc. †	772	3,266
Alkermes PLC †	55	3,361
Astellas Pharma, Inc. (Japan)	3,400	49,341
AstraZeneca PLC (United Kingdom)	1,250	83,537
Bayer AG (Germany)	667	94,611
BioDelivery Sciences International, Inc. †	494	4,209
Biospecifics Technologies Corp. †	102	4,859
Cardiome Pharma Corp. (Canada) †	1,985	18,996
Conatus Pharmaceuticals, Inc. †	79	431
Depomed, Inc. †	259	5,403
DexCom, Inc. †	107	7,674
Enanta Pharmaceuticals, Inc. †	134	5,478
GlaxoSmithKline PLC (United Kingdom)	3,425	76,087
Hua Han Bio-Pharmaceutical Holdings, Ltd. (Rights) (China) F	20,000	1,006
Hua Han Bio-Pharmaceutical Holdings, Ltd. (China)	40,000	8,716
Immune Design Corp. †	159	3,471
Impax Laboratories, Inc. †	335	15,748

30     Dynamic Asset Allocation Equity Fund

COMMON STOCKS (94.9%)* cont.	Shares	Value
Pharmaceuticals cont.
Insys Therapeutics, Inc. †	233	$13,887
Jazz Pharmaceuticals PLC †	294	52,729
Johnson & Johnson	2,249	225,215
Merck & Co., Inc.	11,053	673,017
Merck KGaA (Germany)	333	35,612
Novartis AG (Switzerland)	989	101,547
Novo Nordisk A/S Class B (Denmark)	1,349	75,327
Ophthotech Corp. †	133	6,653
Pacira Pharmaceuticals, Inc. †	109	8,525
Pernix Therapeutics Holdings †	958	6,102
Pfizer, Inc.	22,794	792,092
POZEN, Inc. †	1,449	9,346
Prestige Brands Holdings, Inc. †	160	7,027
Receptos, Inc. †	99	16,324
Roche Holding AG-Genusschein (Switzerland)	410	120,489
Sanofi (France)	717	70,204
Shionogi & Co., Ltd. (Japan)	1,200	42,198
Shire PLC (United Kingdom)	426	36,689
Sucampo Pharmaceuticals, Inc. Class A †	389	6,313
TESARO, Inc. †	103	6,052
Teva Pharmaceutical Industries, Ltd. ADR (Israel)	629	37,803
Trevena, Inc. †	311	2,165
uniQure BV (Netherlands) †	133	3,822
XenoPort, Inc. †	1,085	6,467
		2,953,655
Photography/Imaging (0.1%)
FUJIFILM Holdings Corp. (Japan)	1,300	49,591
		49,591
Real estate (3.8%)
AG Mortgage Investment Trust, Inc. R	108	2,035
Agree Realty Corp. R	206	6,244
American Capital Agency Corp. R	5,004	104,383
Apollo Commercial Real Estate Finance, Inc. R	297	5,099
Apollo Residential Mortgage, Inc. R	497	7,912
Arlington Asset Investment Corp. Class A	131	2,710
ARMOUR Residential REIT, Inc. R	592	1,770
Ashford Hospitality Trust, Inc. R	704	6,054
Brixmor Property Group, Inc. R	3,123	77,388
Campus Crest Communities, Inc. R	940	5,320
CBL & Associates Properties, Inc. R	270	4,766
CBRE Group, Inc. Class A †	9,761	373,261
Chimera Investment Corp. R	1,086	15,671
China Overseas Land & Investment, Ltd. (China)	8,000	28,983
China Resources Land, Ltd. (China)	6,444	20,855
CYS Investments, Inc. R	365	3,267
DAMAC Properties Dubai Co. PJSC (United Arab Emirates) †	23,873	19,304
Dexus Property Group (Australia) R	6,543	39,863
Emlak Konut Gayrimenkul Yatirim Ortakligi AS (Turkey) R	20,724	23,274
EPR Properties R	110	6,344

Dynamic Asset Allocation Equity Fund     31

COMMON STOCKS (94.9%)* cont.	Shares	Value
Real estate cont.
Equity Lifestyle Properties, Inc. R	399	$21,861
First Industrial Realty Trust R	230	4,487
General Growth Properties R	9,904	280,580
Hammerson PLC (United Kingdom) R	2,771	28,312
Hersha Hospitality Trust R	800	5,088
Invesco Mortgage Capital, Inc. R	175	2,777
Investors Real Estate Trust R	531	3,844
Jones Lang LaSalle, Inc.	861	149,151
Kawasan Industri Jababeka Tbk PT (Indonesia)	467,600	9,629
KWG Property Holding, Ltd. (China)	20,000	19,081
Lexington Realty Trust R	1,018	9,345
LTC Properties, Inc. R	249	10,480
Mexico Real Estate Management SA de CV (Mexico) R	9,100	13,196
MFA Financial, Inc. R	5,720	45,417
National Health Investors, Inc. R	155	10,252
One Liberty Properties, Inc. R	242	5,372
Outfront Media, Inc. R	670	18,566
Post Properties, Inc. R	91	5,170
Ramco-Gershenson Properties Trust R	296	5,097
Scentre Group (Australia) R	14,714	44,260
Sekisui Chemical Co., Ltd. (Japan)	3,000	40,390
Select Income REIT R	188	4,407
Summit Hotel Properties, Inc. R	648	8,657
Taubman Centers, Inc. R	290	21,469
Tokyo Tatemono Co., Ltd. (Japan)	7,000	54,121
Two Harbors Investment Corp. R	11,083	118,477
Universal Health Realty Income Trust R	52	2,491
Westfield Corp. (Australia) R	5,341	39,245
Wheelock and Co., Ltd. (Hong Kong)	13,000	69,706
		1,805,431
Restaurants (0.1%)
Bloomin’ Brands, Inc.	246	5,525
Minor International PCL (Thailand)	12,920	11,714
Papa John’s International, Inc.	118	8,108
Popeyes Louisiana Kitchen, Inc. †	111	6,173
Sonic Corp.	340	10,248
		41,768
Retail (5.7%)
Adidas AG (Germany)	292	22,940
Ascena Retail Group, Inc. †	690	10,198
Big Lots, Inc.	269	11,809
Caleres, Inc.	367	11,351
Children’s Place, Inc. (The)	126	8,240
Compagnie Financiere Richemont SA (Switzerland)	318	27,474
CVS Health Corp.	6,201	634,858
Deckers Outdoor Corp. †	134	9,132
Dillards, Inc. Class A	119	13,805
Five Below, Inc. †	139	4,622
Home Depot, Inc. (The)	6,026	671,417

32     Dynamic Asset Allocation Equity Fund

COMMON STOCKS (94.9%)* cont.	Shares	Value
Retail cont.
Hyundai Department Store Co., Ltd. (South Korea)	144	$19,865
Iconix Brand Group, Inc. †	379	9,786
Isetan Mitsukoshi Holdings, Ltd. (Japan)	2,300	38,485
KAR Auction Services, Inc.	2,188	81,525
Koninklijke Ahold NV (Netherlands)	3,225	65,580
Lowe’s Cos., Inc.	5,858	409,943
Macy’s, Inc.	2,848	190,674
Marks & Spencer Group PLC (United Kingdom)	4,887	43,546
Men’s Wearhouse, Inc. (The)	243	14,096
NIKE, Inc. Class B	3,150	320,261
Nutraceutical International Corp. †	160	3,510
Skechers U.S.A., Inc. Class A †	47	4,976
Steven Madden, Ltd. †	121	4,571
USANA Health Sciences, Inc. †	42	5,380
Vista Outdoor, Inc. †	85	3,918
Wal-Mart de Mexico SAB de CV (Mexico)	6,635	16,416
Woolworths, Ltd. (Australia)	702	14,974
		2,673,352
Schools (—%)
Bright Horizons Family Solutions, Inc. †	100	5,567
Grand Canyon Education, Inc. †	288	12,300
ITT Educational Services, Inc. †	155	677
		18,544
Semiconductor (0.8%)
Advanced Energy Industries, Inc. †	525	14,973
Advanced Semiconductor Engineering, Inc. (Taiwan)	21,000	29,972
Cypress Semiconductor Corp. †	1,366	18,755
Maxim Integrated Products, Inc.	3,346	117,344
Power Integrations, Inc.	107	5,431
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	19,000	90,505
Teradyne, Inc.	5,154	109,007
Xcerra Corp. †	1,503	11,603
		397,590
Shipping (1.3%)
Adani Ports & Special Economic Zone, Ltd. (India)	2,173	11,014
Aegean Marine Petroleum Network, Inc. (Greece)	914	12,997
ArcBest Corp.	301	10,291
Saia, Inc. †	267	10,931
Scorpio Tankers, Inc.	760	6,931
Swift Transportation Co. †	897	20,873
Teekay Corp. (Bermuda)	1,158	53,060
United Parcel Service, Inc. Class B	4,784	474,668
		600,765
Software (3.3%)
Amdocs, Ltd.	2,541	139,374
Glu Mobile, Inc. †	3,034	19,660
Intuit, Inc.	2,487	259,021
Manhattan Associates, Inc. †	160	8,776
Microsoft Corp.	1,962	91,939
MobileIron, Inc. †	492	2,962

Dynamic Asset Allocation Equity Fund     33

COMMON STOCKS (94.9%)* cont.	Shares	Value
Software cont.
NetEase, Inc. ADR (China)	166	$23,474
NTT Data Corp. (Japan)	600	26,547
Oracle Corp.	14,396	626,082
Proofpoint, Inc. †	106	6,268
PROS Holdings, Inc. †	171	3,292
Rovi Corp. †	311	5,212
SAP AG (Germany)	271	20,058
Symantec Corp.	8,687	213,917
SYNNEX Corp.	126	10,416
Tencent Holdings, Ltd. (China)	3,500	69,942
Ultimate Software Group, Inc. †	43	6,957
Veeva Systems, Inc. Class A †	199	5,397
		1,539,294
Staffing (0.2%)
Barrett Business Services, Inc.	76	2,737
Kforce, Inc.	441	9,706
Korn/Ferry International	231	7,413
ManpowerGroup, Inc.	507	42,918
On Assignment, Inc. †	707	26,505
		89,279
Technology (0.2%)
CACI International, Inc. Class A †	155	13,271
SoftBank Corp. (Japan)	1,000	59,696
		72,967
Technology services (3.9%)
Alibaba Group Holding, Ltd. ADR (China) †	365	32,602
Baidu, Inc. ADR (China) †	274	54,088
Barracuda Networks, Inc. †	164	6,452
Computer Sciences Corp.	3,690	253,134
Dun & Bradstreet Corp. (The)	410	52,451
eBay, Inc. †	9,599	588,995
Engility Holdings, Inc.	361	10,079
Google, Inc. Class A †	1,168	636,934
Infosys, Ltd. (India)	741	23,453
Leidos Holdings, Inc.	2,856	121,380
MAXIMUS, Inc.	84	5,491
NCSoft Corp. (South Korea)	126	22,364
NIC, Inc.	204	3,437
Pandora Media, Inc. †	204	3,809
Perficient, Inc. †	310	5,865
Tyler Technologies, Inc. †	70	8,504
Web.com Group, Inc. †	429	9,725
		1,838,763
Telecommunications (2.0%)
ARRIS Group, Inc. †	77	2,542
BT Group PLC (United Kingdom)	10,269	70,110
CalAmp Corp. †	596	11,765
China Mobile, Ltd. (China)	5,000	65,626
Comtech Telecommunications Corp.	451	13,548
EchoStar Corp. Class A †	330	16,533

34     Dynamic Asset Allocation Equity Fund

COMMON STOCKS (94.9%)* cont.	Shares	Value
Telecommunications cont.
Idea Cellular, Ltd. (India)	5,271	$14,259
Inteliquent, Inc.	347	6,118
Iridium Communications, Inc. †	557	5,765
Juniper Networks, Inc.	9,744	270,883
magicJack VocalTec, Ltd. (Israel) †	927	7,648
NeuStar, Inc. Class A †	213	5,819
NTT DoCoMo, Inc. (Japan)	2,700	48,416
Orange SA (France)	2,853	44,996
SBA Communications Corp. Class A †	1,823	203,830
ShoreTel, Inc. †	680	4,678
Spok Holdings, Inc.	265	4,598
TCL Communication Technology Holdings, Ltd. (China)	13,000	13,912
Telefonica SA (Spain)	2,619	37,049
Telenor ASA (Norway) †	1,705	38,658
Telstra Corp., Ltd. (Australia)	10,932	51,739
Vodafone Group PLC (United Kingdom)	7,157	27,932
		966,424
Telephone (1.4%)
CenturyLink, Inc.	7,984	265,388
Deutsche Telekom AG (Germany)	3,235	55,587
IDT Corp. Class B	235	4,228
Verizon Communications, Inc.	6,849	338,615
		663,818
Textiles (0.5%)
Carter’s, Inc.	1,576	162,675
G&K Services, Inc. Class A	130	9,058
Oxford Industries, Inc.	166	12,594
Sequential Brands Group, Inc. †	515	7,195
VF Corp.	628	44,230
		235,752
Tire and rubber (0.3%)
Apollo Tyres, Ltd. (India)	4,688	13,910
Continental AG (Germany)	406	93,753
Cooper Tire & Rubber Co.	362	13,289
		120,952
Tobacco (0.8%)
Altria Group, Inc.	1,262	64,614
British American Tobacco PLC (United Kingdom)	958	52,792
Imperial Tobacco Group PLC (United Kingdom)	1,161	59,800
Philip Morris International, Inc.	2,256	187,406
		364,612
Transportation services (0.2%)
ComfortDelgro Corp., Ltd. (Singapore)	21,100	47,860
Deutsche Post AG (Germany)	1,226	36,955
Matson, Inc.	98	3,947
Universal Truckload Services, Inc.	31	627
		89,389
Trucks and parts (0.5%)
Allison Transmission Holdings, Inc.	5,585	170,901
American Axle & Manufacturing Holdings, Inc. †	196	4,922
Cooper-Standard Holding, Inc. †	166	10,387

Dynamic Asset Allocation Equity Fund     35

COMMON STOCKS (94.9%)* cont.	Shares	Value
Trucks and parts cont.
Douglas Dynamics, Inc.	148	$3,004
Meritor, Inc. †	808	11,562
Miller Industries, Inc.	243	4,984
Standard Motor Products, Inc.	355	12,485
Tenneco, Inc. †	100	5,872
Tower International, Inc. †	266	7,318
Wabash National Corp. †	1,047	14,176
		245,611
Water utilities (0.1%)
United Utilities Group PLC (United Kingdom)	3,475	52,899
		52,899
Total common stocks (cost $39,145,538)		$44,990,265

INVESTMENT COMPANIES (0.9%)*	Shares	Value
ChinaAMC CSI 300 Index ETF (China)	3,000	$23,712
Hercules Technology Growth Capital, Inc.	413	5,299
iShares MSCI EAFE ETF	5,110	340,530
Market Vectors Russia ETF (Russia)	912	17,282
Market Vectors Vietnam ETF (Vietnam)	589	10,419
Medley Capital Corp.	886	8,302
Solar Capital, Ltd.	354	6,768
Total investment companies (cost $409,797)		$412,312

WARRANTS (0.2%)* †	Expiration date	Strike price	Warrants	Value
AI Tayyar Travel Group 144A (Saudi Arabia)	6/10/15	$0.00	459	$13,134
China State Construction Engineering Corp., Ltd. 144A (China)	4/16/16	0.00	10,000	15,020
Daqin Railway Co., Ltd. 144A (China)	3/31/16	0.00	9,176	18,046
Kuwait Food Co. (Americana) 144A (Kuwait)	2/24/16	0.00	1,162	10,126
Qingdao Haier Co., Ltd. 144A (China)	3/16/17	0.00	4,000	18,953
Wuliangye Yibin Co., Ltd. 144A (China)	4/15/16	0.00	4,300	18,612
Total warrants (cost $91,071)				$93,891

PURCHASED OPTIONS OUTSTANDING (0.0%)*	Expiration date/strike price	Contract amount	Value
iShares MSCI Emerging Markets ETF (Put)	Jun-15/$35.00	$28,165	$306
Total purchased options outstanding (cost $18,871)			$306

SHORT-TERM INVESTMENTS (7.6%)*		Principal amount/shares	Value
Putnam Cash Collateral Pool, LLC 0.23% [d]	Shares	1,588,925	$1,588,925
Putnam Short Term Investment Fund 0.07% L	Shares	1,617,817	1,617,817
SSgA Prime Money Market Fund Class N 0.03% P	Shares	110,000	110,000
U.S. Treasury Bills 0.02%, August 20, 2015 #		$30,000	29,999
U.S. Treasury Bills 0.02%, August 13, 2015 #		100,000	99,999

36     Dynamic Asset Allocation Equity Fund

SHORT-TERM INVESTMENTS (7.6%)* cont.	Principal amount/shares	Value
U.S. Treasury Bills 0.02%, October 8, 2015	$50,000	$49,997
U.S. Treasury Bills 0.03%, July 2, 2015 #	100,000	99,998
Total short-term investments (cost $3,596,733)		$3,596,735

TOTAL INVESTMENTS
Total investments (cost $43,262,010)	$49,093,509

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PJSC	Public Joint Stock Company
Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2014 through May 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $47,394,650.
†	This security is non-income-producing.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
[d]

Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F

This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P

This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
At the close of the reporting period, the fund maintained liquid assets totaling $151,305 to cover certain derivative contracts, and the settlement of certain securities.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Dynamic Asset Allocation Equity Fund     37

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United States	76.4%
Japan	4.0
United Kingdom	3.7
China	1.8
France	1.8
Switzerland	1.7
Germany	1.6
Australia	1.3
Hong Kong	0.7
South Korea	0.7
Taiwan	0.6
Spain	0.5
India	0.5
Other	4.7
Total	100.0%

FORWARD CURRENCY CONTRACTS at 5/31/15 (aggregate face value $8,977,166)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Buy	7/15/15	$3,433	$3,416	$17
	British Pound	Buy	6/17/15	16,810	16,909	(99)
	Canadian Dollar	Sell	7/15/15	361,041	354,471	(6,570)
	Euro	Buy	6/17/15	302,090	307,754	(5,664)
	Mexican Peso	Buy	7/15/15	43,800	44,235	(435)
	Norwegian Krone	Buy	6/17/15	8,772	8,209	563
Barclays Bank PLC
	Australian Dollar	Buy	7/15/15	45,157	46,855	(1,698)
	British Pound	Buy	6/17/15	24,452	24,897	(445)
	Canadian Dollar	Sell	7/15/15	10,446	10,007	(439)
	Euro	Sell	6/17/15	10,655	10,086	(569)
	Hong Kong Dollar	Sell	8/19/15	12,380	12,389	9
	Japanese Yen	Sell	8/19/15	177,481	182,632	5,151
	Mexican Peso	Buy	7/15/15	45,774	46,470	(696)
	New Zealand Dollar	Sell	7/15/15	45,794	48,638	2,844
	Norwegian Krone	Buy	6/17/15	42,960	41,298	1,662
	Singapore Dollar	Sell	8/19/15	98,703	100,310	1,607
	Swedish Krona	Sell	6/17/15	69,872	70,086	214
	Swiss Franc	Buy	6/17/15	160,000	155,326	4,674
Citibank, N.A.
	Australian Dollar	Sell	7/15/15	50,726	50,501	(225)
	British Pound	Buy	6/17/15	18,645	18,493	152
	Canadian Dollar	Sell	7/15/15	69,990	69,073	(917)
	Chilean Peso	Buy	7/15/15	1,193	1,219	(26)
	Danish Krone	Sell	6/17/15	26,452	28,873	2,421
	Euro	Buy	6/17/15	46,028	47,730	(1,702)
	Japanese Yen	Sell	8/19/15	48,898	50,345	1,447
	Mexican Peso	Buy	7/15/15	53,892	54,700	(808)
	New Zealand Dollar	Buy	7/15/15	15,548	16,529	(981)
	Norwegian Krone	Buy	6/17/15	16,220	15,385	835

38     Dynamic Asset Allocation Equity Fund

FORWARD CURRENCY CONTRACTS at 5/31/15 (aggregate face value $8,977,166) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Citibank, N.A. cont.
	Philippine Peso	Buy	8/19/15	$17,284	$17,293	$(9)
	Swedish Krona	Sell	6/17/15	22,149	21,655	(494)
	Swiss Franc	Sell	6/17/15	639	1,020	381
Credit Suisse International
	Australian Dollar	Buy	7/15/15	96,341	97,937	(1,596)
	British Pound	Buy	6/17/15	101,322	95,266	6,056
	Canadian Dollar	Sell	7/15/15	16,875	15,050	(1,825)
	Euro	Sell	6/17/15	122,154	122,305	151
	Indian Rupee	Buy	8/19/15	33,590	33,439	151
	Japanese Yen	Buy	8/19/15	642,778	665,265	(22,487)
	New Zealand Dollar	Sell	7/15/15	26,006	28,598	2,592
	Norwegian Krone	Sell	6/17/15	7,859	7,910	51
	Singapore Dollar	Sell	8/19/15	44,131	44,849	718
	Swedish Krona	Sell	6/17/15	869	1,768	899
	Swiss Franc	Buy	6/17/15	53,334	50,000	3,334
Deutsche Bank AG
	Australian Dollar	Sell	7/15/15	27,689	26,714	(975)
	British Pound	Buy	6/17/15	42,179	42,425	(246)
	Canadian Dollar	Sell	7/15/15	55,446	54,472	(974)
	Euro	Buy	6/17/15	244,308	229,930	14,378
	Japanese Yen	Sell	8/19/15	12,539	12,978	439
	New Zealand Dollar	Buy	7/15/15	17,384	18,200	(816)
	Norwegian Krone	Sell	6/17/15	22,844	22,992	148
	Polish Zloty	Sell	6/17/15	37,176	37,299	123
	Swedish Krona	Sell	6/17/15	32,766	33,483	717
	Swiss Franc	Sell	6/17/15	8,303	8,187	(116)
	Turkish Lira	Buy	6/17/15	14,506	15,648	(1,142)
Goldman Sachs International
	Australian Dollar	Buy	7/15/15	40,581	40,327	254
	British Pound	Buy	6/17/15	17,269	17,803	(534)
	Canadian Dollar	Sell	7/15/15	8,437	8,289	(148)
	Euro	Sell	6/17/15	121,385	124,205	2,820
	Japanese Yen	Buy	8/19/15	288,485	298,632	(10,147)
	New Zealand Dollar	Buy	7/15/15	38,868	40,695	(1,827)
	Norwegian Krone	Sell	6/17/15	11,216	11,292	76
HSBC Bank USA, National Association
	Australian Dollar	Buy	7/15/15	16,629	17,662	(1,033)
	British Pound	Sell	6/17/15	104,225	113,017	8,792
	Canadian Dollar	Sell	7/15/15	47,169	46,522	(647)
	Euro	Sell	6/17/15	46,357	47,156	799
	Japanese Yen	Buy	8/19/15	32,710	33,862	(1,152)
	New Zealand Dollar	Buy	7/15/15	14,558	15,235	(677)
	Swedish Krona	Sell	6/17/15	20,542	21,272	730

Dynamic Asset Allocation Equity Fund     39

FORWARD CURRENCY CONTRACTS at 5/31/15 (aggregate face value $8,977,166) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	7/15/15	$32,266	$31,223	$1,043
	British Pound	Buy	6/17/15	57,767	57,200	567
	Canadian Dollar	Buy	7/15/15	128,972	128,757	215
	Euro	Sell	6/17/15	553,098	586,478	33,380
	Indian Rupee	Buy	8/19/15	3,532	3,526	6
	Japanese Yen	Sell	8/19/15	767,506	794,539	27,033
	Mexican Peso	Buy	7/15/15	40,310	40,942	(632)
	New Zealand Dollar	Sell	7/15/15	16,395	18,266	1,871
	Norwegian Krone	Buy	6/17/15	55,385	54,866	519
	Philippine Peso	Buy	8/19/15	29,106	29,090	16
	Singapore Dollar	Sell	8/19/15	43,391	43,807	416
	Swedish Krona	Buy	6/17/15	6,183	8,678	(2,495)
	Swiss Franc	Buy	6/17/15	13,200	12,552	648
Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	7/15/15	26,316	27,224	(908)
	British Pound	Buy	6/17/15	37,900	39,560	(1,660)
	Canadian Dollar	Buy	7/15/15	27,080	29,350	(2,270)
	Euro	Buy	6/17/15	18,345	16,747	1,598
	Japanese Yen	Sell	8/19/15	65,350	67,080	1,730
	New Zealand Dollar	Sell	7/15/15	18,586	19,170	584
	Norwegian Krone	Buy	6/17/15	43,385	43,560	(175)
	Singapore Dollar	Buy	8/19/15	8,145	8,527	(382)
	Swedish Krona	Sell	6/17/15	70,752	70,618	(134)
State Street Bank and Trust Co.
	Australian Dollar	Sell	7/15/15	25,782	25,299	(483)
	Brazilian Real	Buy	7/2/15	41,169	42,452	(1,283)
	British Pound	Sell	6/17/15	32,246	31,326	(920)
	Canadian Dollar	Buy	7/15/15	65,813	65,942	(129)
	Chilean Peso	Buy	7/15/15	49	49	—
	Euro	Sell	6/17/15	406,778	394,833	(11,945)
	Hungarian Forint	Buy	6/17/15	37,887	39,031	(1,144)
	Japanese Yen	Sell	8/19/15	160,409	166,324	5,915
	New Zealand Dollar	Buy	7/15/15	16,748	17,535	(787)
	Norwegian Krone	Sell	6/17/15	14,406	14,496	90
	Singapore Dollar	Sell	8/19/15	37,541	37,858	317
	Swedish Krona	Buy	6/17/15	24,448	23,695	753
	Swiss Franc	Buy	6/17/15	2,768	2,730	38
	Turkish Lira	Sell	6/17/15	11,029	9,850	(1,179)
UBS AG
	Australian Dollar	Buy	7/15/15	3,281	4,215	(934)
	British Pound	Sell	6/17/15	1,987	7,524	5,537
	Canadian Dollar	Sell	7/15/15	248,381	243,355	(5,026)
	Chilean Peso	Buy	7/15/15	49	49	—

40     Dynamic Asset Allocation Equity Fund

FORWARD CURRENCY CONTRACTS at 5/31/15 (aggregate face value $8,977,166) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
UBS AG cont.
	Euro	Buy	6/17/15	$363,387	$352,797	$10,590
	Israeli Shekel	Buy	7/15/15	285	1,008	(723)
	Japanese Yen	Sell	8/19/15	161,896	167,607	5,711
	New Zealand Dollar	Buy	7/15/15	8,551	8,766	(215)
	Norwegian Krone	Buy	6/17/15	20,129	17,661	2,468
	Swedish Krona	Buy	6/17/15	352	1,646	(1,294)
	Swiss Franc	Sell	6/17/15	201,624	198,845	(2,779)
WestPac Banking Corp.
	Australian Dollar	Buy	7/15/15	5,721	6,624	(903)
	Canadian Dollar	Buy	7/15/15	64,928	63,354	1,574
	Euro	Buy	6/17/15	291,654	298,478	(6,824)
	Japanese Yen	Buy	8/19/15	185,924	192,462	(6,538)
	New Zealand Dollar	Buy	7/15/15	30,670	32,107	(1,437)
Total						$46,506

FUTURES CONTRACTS OUTSTANDING at 5/31/15
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
Euro STOXX 50 Index (Long)	9	$352,093	Jun-15	$26
FTSE 100 Index (Short)	4	425,782	Jun-15	(3,266)
Russell 2000 Index Mini (Short)	8	995,440	Jun-15	(11,681)
S&P 500 Index E-Mini (Long)	16	1,684,800	Jun-15	21,764
SPI 200 Index (Short)	3	$331,318	Jun-15	3,774
Total				$10,617

WRITTEN OPTIONS OUTSTANDING at 5/31/15 (premiums $12,576)
	Expiration date/ strike price	Contract amount	Value
iShares MSCI Emerging Markets ETF (Put)	Jun-15/$33.00	$28,165	$132
WisdomTree India Earnings ETF (Call)	Jun-15/23.00	2,867	357
Total			$489

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/15
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
UBS AG
baskets	102	$—	4/14/16	(3 month USD-LIBOR-BBA plus 55 bp)	A basket (UBSPUTNH) of common stocks	$(523)
Total		$—	$(523)

Dynamic Asset Allocation Equity Fund     41

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$1,849,085	$349,860	$—
Capital goods	2,891,151	232,825	—
Communication services	1,232,460	193,952	—
Conglomerates	67,690	—	—
Consumer cyclicals	5,310,837	547,743	—
Consumer staples	3,681,976	150,200	—
Energy	3,036,346	38,454	—
Financials	7,133,269	1,540,404	—
Health care	6,094,397	151,430	—
Technology	6,839,562	841,029	—
Transportation	1,056,174	127,630	—
Utilities and power	1,370,109	253,682	—
Total common stocks	40,563,056	4,427,209	—
Investment companies	$388,600	$23,712	$—
Purchased options outstanding	—	306	—
Warrants	—	93,891	—
Short-term investments	1,727,817	1,868,918	—
Totals by level	$42,679,473	$6,414,036	$—

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$46,506	$—
Futures contracts	10,617	—	—
Written options outstanding	—	(489)	—
Total return swap contracts	—	(523)	—
Totals by level	$10,617	$45,494	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

42     Dynamic Asset Allocation Equity Fund

Statement of assets and liabilities 5/31/15
ASSETS
Investment in securities, at value, including $1,547,641 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $40,055,268)	$45,886,767
Affiliated issuers (identified cost $3,206,742) (Notes 1 and 5)	3,206,742
Cash	553
Foreign currency (cost $30,271) (Note 1)	30,388
Dividends, interest and other receivables	106,464
Receivable for shares of the fund sold	972,149
Receivable for investments sold	10,528,805
Receivable from Manager (Note 2)	7,517
Receivable for variation margin (Note 1)	12,971
Unrealized appreciation on forward currency contracts (Note 1)	167,824
Prepaid assets	8,905
Total assets	60,929,085
LIABILITIES
Payable for investments purchased	11,136,075
Payable for shares of the fund repurchased	400,814
Payable for custodian fees (Note 2)	40,659
Payable for investor servicing fees (Note 2)	16,226
Payable for Trustee compensation and expenses (Note 2)	3,617
Payable for administrative services (Note 2)	143
Payable for variation margin (Note 1)	32,606
Unrealized depreciation on OTC swap contracts (Note 1)	523
Unrealized depreciation on forward currency contracts (Note 1)	121,318
Written options outstanding, at value (premiums $12,576) (Notes 1 and 3)	489
Collateral on securities loaned, at value (Note 1)	1,588,925
Collateral on certain derivative contracts, at value (Note 1)	110,000
Other accrued expenses	83,040
Total liabilities	13,534,435
Net assets	$47,394,650

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$39,852,385
Undistributed net investment income (Note 1)	416,726
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	1,226,570
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	5,898,969
Total — Representing net assets applicable to capital shares outstanding	$47,394,650
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund     43

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($33,993 divided by 2,789 shares)	$12.19
	Offering price per class A share (100/94.25 of $12.19)*	$12.93
	Net asset value, offering price and redemption price per class Y share ($47,360,657 divided by 3,884,807 shares)	$12.19
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

44     Dynamic Asset Allocation Equity Fund

Statement of operations Year ended 5/31/15
INVESTMENT INCOME
Dividends (net of foreign tax of $21,277)	$704,702
Interest (including interest income of $941 from investments in affiliated issuers) (Note 5)	1,103
Securities lending (Note 1)	817
Total investment income	706,622
EXPENSES
Compensation of Manager (Note 2)	200,803
Investor servicing fees (Note 2)	79,357
Custodian fees (Note 2)	113,622
Trustee compensation and expenses (Note 2)	1,370
Administrative services (Note 2)	885
Auditing and tax fees	82,832
Other	42,814
Fees waived and reimbursed by Manager (Note 2)	(171,017)
Total expenses	350,666
Expense reduction (Note 2)	(2,919)
Net expenses	347,747
Net investment income	358,875

Net realized gain on investments (net of foreign tax of $1,897) (Notes 1 and 3)	3,737,699
Net realized gain on futures contracts (Note 1)	53,301
Net realized gain on foreign currency transactions (Note 1)	435,849
Net realized gain on written options (Notes 1 and 3)	11,480
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	56,129
Net unrealized depreciation of investments, futures contracts, swap contracts and written options during the year	(856,182)
Net gain on investments	3,438,276
Net increase in net assets resulting from operations	$3,797,151

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund     45

Statement of changes in net assets
INCREASE IN NET ASSETS	Year ended 5/31/15	Year ended 5/31/14
Operations:
Net investment income	$358,875	$279,502
Net realized gain on investments and foreign currency transactions	4,238,329	2,957,898
Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(800,053)	1,494,504
Net increase in net assets resulting from operations	3,797,151	4,731,904
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(611)	(280)
Class Y	(491,345)	(198,279)
Net realized short-term gain on investments
Class A	(1,154)	(947)
Class Y	(1,417,444)	(671,328)
From net realized long-term gain on investments
Class A	(2,914)	(1,580)
Class Y	(3,578,504)	(1,120,844)
Increase from capital share transactions (Note 4)	21,147,943	176,731
Total increase in net assets	19,453,122	2,915,377
NET ASSETS
Beginning of year	27,941,528	25,026,151
End of year (including undistributed net investment income of $416,726 and $104,910, respectively)	$47,394,650	$27,941,528

The accompanying notes are an integral part of these financial statements.

46     Dynamic Asset Allocation Equity Fund

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Dynamic Asset Allocation Equity Fund     47

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)[d]	Portfolio turnover (%)
Class A
May 31, 2015	$13.08	.13	1.26	1.39	(.20)	(2.08)	(2.28)	$12.19	11.69	$34	1.03	.96	132
May 31, 2014	11.81	.14	2.14	2.28	(.10)	(.91)	(1.01)	13.08	19.95	39	1.08	1.08	69
May 31, 2013	10.11	.16	2.60	2.76	(.13)	(.93)	(1.06)	11.81	28.69	33	1.06	1.42	73
May 31, 2012	12.28	.13	(1.12)	(.99)	—	(1.18)	(1.18)	10.11	(7.40)	28	1.07	1.20	82
May 31, 2011	11.53	.10	2.79	2.89	(.30)	(1.84)	(2.14)	12.28	26.57	31	1.06	.86	110
Class Y
May 31, 2015	$13.09	.13	1.25	1.38	(.20)	(2.08)	(2.28)	$12.19	11.59	$47,361	1.03	1.04	132
May 31, 2014	11.81	.13	2.16	2.29	(.10)	(.91)	(1.01)	13.09	20.04	27,902	1.08	1.08	69
May 31, 2013	10.11	.16	2.60	2.76	(.13)	(.93)	(1.06)	11.81	28.68	24,993	1.06	1.43	73
May 31, 2012	12.28	.13	(1.12)	(.99)	—	(1.18)	(1.18)	10.11	(7.41)	18,698	1.07	1.20	82
May 31, 2011	11.53	.11	2.78	2.89	(.30)	(1.84)	(2.14)	12.28	26.57	33,597	1.06	.87	110

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
May 31, 2015	0.50%
May 31, 2014	0.57
May 31, 2013	0.76
May 31, 2012	0.75
May 31, 2011	0.49

The accompanying notes are an integral part of these financial statements.

48	Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund	49

Notes to financial statements 5/31/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2014 through May 31, 2015.

Putnam Dynamic Asset Allocation Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term growth by investing mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide. While Putnam Management typically allocates approximately 75% of the fund’s assets to investments in U.S. companies, and 25% of the fund’s assets to investments in international companies, these allocations may vary. The fund invests mainly in developed countries, but may invest in emerging markets.

The fund offers class A and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%, and generally do not pay a contingent deferred sales charge. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. As of the end of the reporting period, all of the Class Y shares are held by the Putnam RetirementReady Funds.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

50     Dynamic Asset Allocation Equity Fund

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to enhance returns on securities owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move

Dynamic Asset Allocation Equity Fund     51

unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to manage exposure to specific securities, and to gain exposure to a basket of securities.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master

52     Dynamic Asset Allocation Equity Fund

netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $60,335 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $1,588,925 and the value of securities loaned amounted to $1,547,641. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

Dynamic Asset Allocation Equity Fund     53

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

These differences include temporary and/or permanent differences from losses on wash sale transactions, and from foreign currency gains and losses. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $444,897 to increase undistributed net investment income, and $444,897 to decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$6,577,307
Unrealized depreciation	(866,674)
Net unrealized appreciation	5,710,633
Undistributed ordinary income	457,482
Undistributed long-term gain	1,043,443
Undistributed short-term gain	310,840
Cost for federal income tax purposes	$43,382,876

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.750%	of the first $5 billion,
0.700%	of the next $5 billion,
0.650%	of the next $10 billion,
0.600%	of the next $10 billion,
0.550%	of the next $50 billion,
0.530%	of the next $50 billion,
0.520%	of the next $100 billion and
0.515%	of any excess thereafter.

Putnam Management has contractually agreed, through September 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $171,017 as a result of this limit.

54     Dynamic Asset Allocation Equity Fund

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$109
Class Y	79,248
Total	$79,357

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $384 under the expense offset arrangements and by $2,535 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $24, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership

Dynamic Asset Allocation Equity Fund     55

at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no money on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$59,416,593	$43,902,449
U.S. government securities (Long-term)	—	—
Total	$59,416,593	$43,902,449

	Written option contract amounts	Written option premiums
Written options outstanding at the beginning of the reporting period	$463	$896
Options opened	74,837	29,235
Options exercised	—	—
Options expired	(26,110)	(10,129)
Options closed	(18,158)	(7,426)
Written options outstanding at the end of the reporting period	$31,032	$12,576

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 5/31/15		Year ended 5/31/14
Class A	Shares	Amount	Shares	Amount
Shares sold	2,694	$36,426	—	$—
Shares issued in connection with reinvestment of distributions	410	4,679	230	2,807
	3,104	41,105	230	2,807
Shares repurchased	(3,311)	(43,930)	(2)	(15)
Net increase (decrease)	(207)	$(2,825)	228	$2,792

	Year ended 5/31/15		Year ended 5/31/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	5,506,528	$68,448,082	2,146,905	$26,643,900
Shares issued in connection with reinvestment of distributions	477,156	5,487,293	163,018	1,990,451
	5,983,684	73,935,375	2,309,923	28,634,351
Shares repurchased	(4,231,047)	(52,784,607)	(2,293,935)	(28,460,412)
Net increase	1,752,637	$21,150,768	15,988	$173,939

At the close of the reporting period, Putnam Investments, LLC owned 2,325 class A shares of the fund (83.4% of class A shares outstanding), valued at $28,342.

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Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

Name of affiliates	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$645,569	$12,354,145	$11,381,897	$941	$1,617,817

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$15,000
Written equity option contracts (contract amount) (Note 3)	$17,000
Futures contracts (number of contracts)	30
Forward currency contracts (contract amount)	$15,900,000
OTC total return swap contracts (notional)	$2,000
Warrants (number of warrants)	33,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Foreign exchange contracts	Receivables	167,824	Payables	121,318
Equity contracts	Investments, Receivables, Net assets — Unrealized appreciation	119,761*	Payables, Net assets — Unrealized depreciation	15,959*
Total		$287,585		$137,277

*Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Dynamic Asset Allocation Equity Fund     57

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Options	Futures	Forward currency contracts	Total
Foreign exchange contracts	$—	$—	$—	$423,864	$423,864
Equity contracts	6,825	(579)	53,301	—	$59,547
Total	$6,825	$(579)	$53,301	$423,864	$483,411

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Options	Futures	Forward currency contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	55,586	$—	$55,586
Equity contracts	(747)	(5,883)	31,051	—	(523)	$23,898
Total	$(747)	$(5,883)	$31,051	$55,586	$(523)	$79,484

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Dynamic Asset Allocation Equity Fund     59

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
OTC Total return swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Futures contracts§	—	—	—	—	—	—	—	—	12,971	—	—	—	—	12,971
Forward currency contracts#	580	16,161	5,236	13,952	15,805	3,150	10,321	65,714	—	3,912	7,113	24,306	1,574	167,824
Purchased options**#	306	—	—	—	—	—	—	—	—	—	—	—	—	306
Total Assets	$886	$16,161	$5,236	$13,952	$15,805	$3,150	$10,321	$65,714	$12,971	$3,912	$7,113	$24,306	$1,574	$181,101
Liabilities:
OTC Total return swap contracts*#	—	—	—	—	—	—	—	—	—	—	—	523	—	523
Futures contracts§	—	—	—	—	—	—	—	—	32,606	—	—	—	—	32,606
Forward currency contracts#	12,768	3,847	5,162	25,908	4,269	12,656	3,509	3,127	—	5,529	17,870	10,971	15,702	121,318
Written options#	489	—	—	—	—	—	—	—	—	—	—	—	—	489
Total Liabilities	$13,257	$3,847	$5,162	$25,908	$4,269	$12,656	$3,509	$3,127	$32,606	$5,529	$17,870	$11,494	$15,702	$154,936
Total Financial and Derivative Net Assets	$(12,371)	$12,314	$74	$(11,956)	$11,536	$(9,506)	$6,812	$62,587	$(19,635)	$(1,617)	$(10,757)	$12,812	$(14,128)	$26,165
Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$62,587	$—	$—	$—	$—	$—
Net amount	$(12,371)	$12,314	$74	$(11,956)	$11,536	$(9,506)	$6,812	$—	$(19,635)	$(1,617)	$(10,757)	$12,812	$(14,128)

*	Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
**	Included with Investments in securities on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§

Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

60	Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund	61

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $3,546,168 as a capital gain dividend with respect to the taxable year ended May 31, 2015, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 26.64% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 41.74%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

62     Dynamic Asset Allocation Equity Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of Lords of Finance: The Bankers Who Broke the World, whose articles on economics have appeared in such publications as the New York Times, Foreign Affairs, and the Financial Times. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board’s Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children’s Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Dynamic Asset Allocation Equity Fund     63

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England’s largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of May 31, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

64     Dynamic Asset Allocation Equity Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)

Executive Vice President, Principal Executive Officer, and Compliance Liaison

Since 2004

Steven D. Krichmar (Born 1958)

Vice President and Principal Financial Officer

Since 2002

Chief of Operations, Putnam Investments and Putnam Management

Robert T. Burns (Born 1961)

Vice President and Chief Legal Officer

Since 2011

General Counsel, Putnam Investments, Putnam Management, and Putnam Retail Management

Robert R. Leveille (Born 1969)

Vice President and Chief Compliance Officer

Since 2007

Chief Compliance Officer, Putnam Investments, Putnam Management, and Putnam Retail Management

Michael J. Higgins (Born 1976)

Vice President, Treasurer, and Clerk

Since 2010

Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial Analyst, Old Mutual Asset Management (2007–2008); Senior Financial Analyst, Putnam Investments (1999–2007)

Janet C. Smith (Born 1965)

Vice President, Principal Accounting Officer, and Assistant Treasurer

Since 2007

Director of Fund Administration Services, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)

Vice President and Assistant Treasurer

Since 2007

Director of Accounting & Control Services, Putnam Investments and Putnam Management

James P. Pappas (Born 1953)

Vice President

Since 2004

Director of Trustee Relations, Putnam Investments and Putnam Management

Mark C. Trenchard (Born 1962)

Vice President and BSA Compliance Officer

Since 2002

Director of Operational Compliance, Putnam Investments and Putnam Retail Management

Nancy E. Florek (Born 1957)

Vice President, Director of Proxy Voting and Corporate Governance, Assistant Clerk, and Associate Treasurer

Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Dynamic Asset Allocation Equity Fund     65

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

†Not available in all states.

66     Dynamic Asset Allocation Equity Fund

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four investment portfolios that spread your money across a variety of stocks, bonds, and money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Dynamic Asset Allocation Equity Fund     67

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

68     Dynamic Asset Allocation Equity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Investment Sub-Advisor

The Putnam Advisory Company, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

AN062
295065 7/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

May 31, 2015	$62,743	$ —	$17,407	$ —
May 31, 2014	$72,122	$ —	$15,689	$ —

For the fiscal years ended May 31, 2015 and May 31, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $635,606 and $515,689 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

May 31, 2015	$ —	$618,199	$ —	$ —
May 31, 2014	$ —	$500,000	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 29, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 29, 2015